Exhibit 99.2

	Historical(1)	Updated(2)
($ in millions)
	As of June 30, 2021	As of June 30, 2021
Sales Backlog	$400	$385

(1)	As provided in our Earnings Webcast and Conference Call Presentation filed with the Securities and Exchange Commission on August 12, 2021 on Form 8-K.
(2)	Reflects updated constant currency foreign exchange rates that more closely align with current foreign exchange rates.